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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 13, 2004


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF APRIL 1, 2004, PROVIDING FOR THE ISSUANCE OF
             ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-2)


                   Option One Mortgage Acceptance Corporation
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             (Exact name of registrant as specified in its charter)
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           Delaware                                  333-104020                 33-0727357
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(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

         3 Ada
         Irvine, California                                   92618
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

                      Item 601 (a) of
                      Regulation S-K
Exhibit No.           Exhibit No.            Description
-----------           -----------            -----------
1                         5.1                Opinion and Consent of
                                             Thacher Proffitt & Wood LLP

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 13, 2004

                                          OPTION ONE MORTGAGE ACCEPTANCE
                                          CORPORATION

                                          By: /s/ David S. Wells
                                              --------------------------
                                          Name:   David S. Wells
                                          Title:  Assistant Secretary

                                  EXHIBIT INDEX


                       Item 601 (a) of
                       Regulation S-K
Exhibit No.            Exhibit No.              Description
-----------            -----------              -----------
1                        5.1                    Opinion and Consent of Counsel